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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                   FORM 8-K


                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported) March 30, 1999
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                          DISCOVERY INVESTMENTS, INC.
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            (Exact Name of Registrant as Specified in Its Charter)


                                    Nevada
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                 (State or Other Jurisdiction of Incorporation


       000-26175                                          88-049151
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(Commission File Number)                       (IRS Employer Identification No.)


23805 Stuart Ranch Road, #220, Malibu, CA                               90265
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(Address of Principal Executive Offices)                              (Zip Code)


                                (310) 456-8494
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             (Registrant's Telephone Number, Including Area Code)


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         (Former Name or Former Address, if Changed Since Last Report)
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Item 4.  Changes in Registrant's Certifying Accountant

     On March 30, 1999, Discovery Investments, Inc. (the "Company") retained Hollander Lumer & Co. LLP as the Company's independent auditor. The Company had previously engaged the services of Barry L. Friedman in connection with the preparation of the Company's Registration Statement on Form 10-SB.

     The Independent Auditor's Report dated May 10, 1999 prepared by Mr. Friedman and filed as part of the Company's Registration Statement on Form 10-SB, contained a "going concern" exception. This report was filed at a time when the Company was a "shell" company with no operations.

     The decision to change accountants was approved by John Castellucci, the sole director of the Company. Mr. Castellucci became the sole director of the Company in connection with a reorganization of the Company on December 20, 1999, pursuant to which the Company acquired all of the common stock of LLO-Gas, Inc. ("LLO-Gas") and Mr. Castellucci, the sole shareholder of LLO-Gas, acquired 11,900,000 shares, or 85.0%, of the common stock of the Company. Given the fact that the Company has now commenced business operations, Mr. Castellucci believed that it was in the best interests of the Company to engage the services of an accounting firm known for its work in the field of public company representation.

     There were no disagreements with Mr. Friedman, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to Mr. Friedman's satisfaction, would have caused him to make reference to the subject matter of the disagreement(s) in connection with his report.

     The Company has provided Mr. Friedman a copy of this Current Report on Form 8-K and has requested Mr. Friedman to furnish a letter addressed to the Securities and Exchange Commission (the "Commission") stating whether he agrees with the statements made by the Company herein and, if not, stating the respects in which he does not agree.

Item 7.  Financial Statements and Exhibits

     Exhibit 1. Letter dated April 10, 2000 from Barry Friedman addressed to the Commission.
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      DISCOVERY INVESTMENTS, INC.

Date:  April 10, 2000                 By:  /s/  John Castellucci
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                                           President and Chief Executive Officer